Exhibit 99.2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED FORWARD AAA SECURITIES AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of May 15, 2012, amends that certain Amended and Restated Forward AAA Securities Agreement, dated as of December 28, 2011 (the “Agreement”), between TH TRS Corp, as seller (the “Seller”) and Barclays Bank PLC, as initial purchaser (the “Purchaser”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

WHEREAS, pursuant to Section 26 of the Master Repurchase Agreement, dated as of May 17, 2011, among the Seller, Two Harbors Investment Corp., as guarantor, and the Purchaser, the Seller has requested an extension of the Maturity Date;

WHEREAS, pursuant to Section 11(h) of the Agreement, the parties hereto desire to amend the Agreement as described below;

WHEREAS, this Amendment is not effective until the execution and delivery of this Amendment by the parties hereto;

WHEREAS, as of the date of this Amendment, the Seller represents to Purchaser that it is in compliance with all of the representations and warranties and is not in default under the Agreement, and that it is in compliance with all of the affirmative and negative covenants set forth in the Agreement.

NOW, THEREFORE, pursuant to the provisions of the Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between the Seller, and the Purchaser as follows:

Section 1. Amendment of Agreement.

(a) Section 1A of the Agreement is hereby amended by replacing all instances of “May 17, 2012” with “May 14, 2013”.

Section 2. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

Section 3. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 4. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

Section 5. Representations. In order to induce the Purchaser to execute and deliver this Amendment, the Seller hereby represents to Purchaser that as of the date hereof (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 1 to the Amended and Restated Forward AAA Securities Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.

TH TRS CORP., as Seller

By:	/s/ Brad Farrell
Name: Brad Farrell
Title: VP & Treasurer

BARCLAYS BANK PLC, as Purchaser and Agent

By:	/s/ Adam Yarnold
Name: Adam Yarnold
Title: Barclays Capital Managing Director